Series Number: 1
For period ending 9/30/2012

48)	Investor, A, B, C & R
First $2.5 billion 1.000%
Next $2.5 billion 0.950%
Next $2.5 billion 0.900%
Over $7.5 billion 0.850%

Institutional
First $2.5 billion 0.800%
Next $2.5 billion 0.750%
Next $2.5 billion 0.700%
Over $7.5 billion 0.650%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                17,236
                                Institutional Class                                           1,355
           2. Dividends for a second class of open-end company shares
                                A Class                                2,062
                                B Class                                8
           C Class                                55
                                R Class                                148

73A)           1. Dividends from net investment income
                                Investor Class                                           $0.0596
                                 Institutional Class                                $0.0660
           2. Dividends for a second class of open-end company shares
                                A Class                                $0.0517
           B Class                                 $0.0280
           C Class                                 $0.0280
           R Class                                $0.0438

74U)           1. Number of shares outstanding (000's omitted)
                                 Investor Class                                           279,989
                                 Institutional Class                                           21,463
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                40,115
                                    B Class                                                                 268
C Class                                 2,117
R Class                                 3,466

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class                                           $6.34
                                Institutional Class                                $6.35
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $6.34
                                    B Class                                                                           $6.32
C Class                                 $6.27
R Class                                 $6.34
Series Number: 2
For period ending 9/30/2012

48)	Investor, A, B, C & R
First $2.5 billion 1.000%
Next $2.5 billion 0.950%
Next $5.0 billion 0.900%
Next $5.0 billion 0.850%
Over $15.0 billion 0.800%

Institutional
First $2.5 billion 0.800%
Next $2.5 billion 0.750%
Next $5.0 billion 0.700%
Next $5.0 billion 0.650%
Over $15.0 billion 0.600%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                79,705
                                Institutional Class                                           21,537
           2.  Dividends for a second class of open-end company shares
                                A Class                                34,391
                                B Class                                75
           C Class                                4,567
                                R Class                                2,277

73A)           1. Dividends from net investment income
                                Investor Class                                           $0.1176
                                 Institutional Class                                $0.1256
           2. Dividends for a second class of open-end company shares
                                A Class                                $0.1076
B Class                                 $0.0775
C Class                                 $0.0775
R Class                                $0.0976

74U)           1. Number of shares outstanding (000's omitted)
                                Investor Class                                           671,706
                                Institutional Class                                           170,778
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                317,955
                                    B Class                                                                 957
C Class                                 58,140
R Class                                 23,362

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $7.97
                                Institutional Class                                $7.97
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                              $7.97
                                    B Class                                                                 $7.98
C Class                                 $7.97
R Class                                 $7.95
Series Number:  3
For period ending 9/30/2012

48)	Investor, A, C & R
First $100 million 1.200%
Next $900 million 1.150%
Next $1.0 billion 1.100%
Over $2.0 billion 1.050%

Institutional
First $100 million 1.000%
Next $900 million 0.950%
Next $1.0 billion 0.900%
Over $2.0 billion 0.850%

72DD)                      1. Total dividends for which record date passed during the period
           Investor Class                                           1,509
           Institutional Class                                           1,024
2. Dividends for a second class of open-end company shares
           A Class                                130
           C Class                                -
           R Class                                -

73A)           1. Dividends from net investment income
           Investor Class                                           $0.0451
           Institutional Class                                $0.0777
2. Dividends for a second class of open-end company shares
           A Class                                $0.0183
           C Class                                -
           R Class                                $0.0019

74U)           1. Number of shares outstanding (000's omitted)
                                 Investor Class                                           33,551
                                 Institutional Class                                           13,563
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                7,199
                                    C Class                                                                 209
R Class                                 135

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class                                $23.19
                                Institutional Class                                $23.24
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $23.20
                                    C Class                                                                $22.88
R Class                                $23.10

Series Number:  4
For period ending 9/30/2012

48)	Investor, A, C & R
First $2.5 billion 1.250%
Over $2.5 billion 1.000%

Institutional
First $2.5 billion 1.050%
Over $2.5 billion 0.800%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                5,940
                                Institutional Class                                                                           4,872
           2.  Dividends for a second class of open-end company shares
                                A Class                                                                                      2,169
        C Class                                                      -
        R Class                                           11

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.0592
                               Institutional Class                                                      $0.0710
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0444
        C Class                                            $0.0073
        R Class                                                      $0.0297

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class                                           95,894
                              Institutional Class                                           67,406
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                47,198
                                    C Class                                                                 11
R Class                                 375

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $8.62
                                Institutional Class                                $8.65
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                                   $8.58
                                    C Class                                                                 $8.54
R Class                                 $8.59

Series Number: 5
For period ending 9/30/2012

48)                 Investor
First $500 million 0.490%
Next $500 million 0.390%
Next $500 million 0.380%
Next $500 million 0.370%
Next $500 million 0.360%
Over $2.5 billion 0.350%

Institutional
First $500 million 0.290%
Next $500 million 0.190%
Next $500 million 0.180%
Next $500 million 0.170%
Next $500 million 0.160%
Over $2.5 billion 0.150%

Series Number:  6
For period ending 9/30/2012

48)	Investor, A, B, C & R
First $1 billion 0.900%
Next $4 billion 0.800%
Over $5 billion 0.700%

Institutional
First $1 billion 0.700%
Next $4 billion 0.600%
Over $5 billion 0.500%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                4,579
        Institutional                                           625
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           638
                                B Class                                                                           12
                                C Class                                                                           46
                                R Class                                                                           46

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.0637
        Institutional Class                                           $0.0699
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0559
                              B Class                                                      $0.0324
                                C Class                                                                           $0.0324
                                R Class                                                                           $0.0481

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class                                           72,103
        Institutional Class                                           8,547
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                11,004
B Class                                 315
                                C Class                                 1,379
R Class                                 856

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $6.28
Institutional                                 $6.29
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                                      $6.28
                                    B Class                                                                 $6.30
C Class                                 $6.28
                                R Class                                 $6.29

Series Number: 7
For period ending 9/30/2012

48)	Investor, A, C & R
1.000%

Institutional
      0.800%

72DD)                      1. Total dividends for which record date passed during the period
Investor Class                                           21,195
Institutional Class                                           3,791
2. Dividends for a second class of open-end company shares
           A Class                                3,799
           C Class                                123
           R Class                                524

73A)           1. Dividends from net investment income
       Investor Class                                           $0.1595
       Institutional Class                                           $0.1726
2. Dividends for a second class of open-end company shares
       A Class                                           $0.1431
       C Class                                           $0.0941
       R Class                                           $0.1268

74U)    1. Number of shares outstanding (000's omitted)
                             Investor Class                                           140,899
                             Institutional Class                                           23,383
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                           27,863
                               C Class                                                                            1,468
                   R Class                                                      4,358

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class                                $12.98
                                Institutional Class                                $12.98
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $12.97
                                    C Class                                                                $12.96
R Class                                $12.97

Series Number: 10
For period ending 9/30/2012

48)	Investor, A, C & R
1.200%

Institutional
1.000%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                           1,913
                      Institutional Class                                           170
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      193
                      C Class                                            53
R Class                                            40

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $10.68
                      Institutional Class                                           $10.69
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $10.67
                                C Class                                           $10.62
R Class                                           $10.66

Series Number: 11
For period ending 9/30/2012

48)	Investor, A, C & R
1.900%

Institutional
1.700%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      421
Institutional Class                                                      40
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           82
C Class                                            50
                                R Class                                            40

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $10.51
Institutional                                            $10.53
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class$10.48
                                C Class                                            $10.41
R Class                                            $10.46